1 Third Quarter 2014 FAQs Updated October 30, 2014 – New or updated questions/answers are in red Q: What drove the year-over-year improvement in your operating profit? A: We grew our operating profit, excluding actions, $40 million over last year. Slightly more than half of the increase was due to contributions from Maidenform and DBApparel. The remainder was from continued profitability improvement in our core business, which was driven by efficiency gains from our self-owned global supply chain and contributions from our Innovate-to-Elevate strategy. Year-to-date, Maidenform and DBA have contributed approximately $40 million and approximately $8 million, respectively, to our operating profit, excluding actions. Included in our full-year guidance is our expectation that Maidenform and DBA could contribute approximately $45 million and approximately €20 million ($25 million), respectively, to operating profit, excluding actions, which reflects the seasonal trends in their respective profitability. Q: How were the sell-through trends in your Innerwear business during Back-to-School? A: We entered the second half of the year with the view that consumer spending would remain challenging and we are seeing this unfold as we expected. Back-to-School at retail got off to a slow start in July, but we saw sell-through momentum build in August and continue through September, particularly within our Innerwear Basics categories. Based on NPD’s Total Measured Market data, we gained share in Innerwear Basics during Back-to-School. Looking to holiday; while we expect the overall consumer environment to remain challenging, we believe we are well positioned as our retail inventories are in-line with last year’s levels and the sell through momentum in Basics continued into early October. Q: Now that international is roughly 25% of your total sales, is there any increased risk from the strengthening of the U.S. Dollar relative to other major currencies, particularly the euro? A: In the third quarter, currency headwinds actually moderated from the first and second quarters. Looking into the fourth quarter, the U.S. Dollar has strengthened recently, so we expect currency to represent an increased headwind relative to the third quarter. While the euro has recently depreciated relative to the U.S. Dollar, we currently have limited year-over-year exposure to fluctuations in the euro currency given that our acquisition of DBApparel only closed on August 29, 2014. We have reflected our thoughts on currency as well as other macro factors in our current full-year guidance. Q: What are your assumptions regarding the financial impact from a 53rd week in 2014? A: Our fiscal year ends on the Saturday closest to December 31, therefore roughly every six years we have a fiscal year with 53 weeks. The last time we had a fiscal year with 53 weeks was 2008. The 53rd week includes New Year’s Day, whereas during a 52-week fiscal year, the week with New Year’s Day is included in Week 1. Historically, the week with New Year’s Day is a relatively quiet week, typically generating sales at roughly half the pace of the preceding weeks. For 2014, we estimate the 53rd week should add $25 million to $30 million in sales and approximately $3 million in operating profit, excluding actions. While the full-year impact from the 53rd week is relatively minor, it is expected to account for roughly 2 percentage points of year-over-year sales growth in our Q4 results. The impact from a 53rd week has been reflected in our annual guidance all year.

2 Q: Now that you have exceeded the high-end of your prior operating margin goal of 12-14%, can you provide an update to this goal? A: We achieved this goal in 2013 and the current mid-point of our 2014 guidance puts us over the high-end of that range. We are pleased that we met and exceeded our goal. Acquisitions typically carry lower operating margins and while they positively add to EPS in the near-term, they typically have an initial dilutive effect on operating margins. Overtime, as acquisitions are integrated, we would expect margins to improve and EPS contributions to increase. Now that acquisitions have become a part of our strategy, we no longer believe operating margin targets are an appropriate goal. Going forward, we believe the best metric to measure our success in creating shareholder value is growth in our earnings per share. We can grow our EPS by continuing to expand our profit margins in our core business, which should come from extending our Innovate-to-Elevate strategy across our business and driving further efficiencies within our self-owned global supply chain, as well as by wisely deploying our cash flow. We believe the combination of the momentum in our core business, the expected benefits from acquisitions and the benefits from deploying future cash flows positions us for continued double-digit EPS growth for the next several years.

3 DBApparel- related FAQs Q: How much did DBApparel contribute to your Q3 2014 results? A: Our third quarter results included one month of DBA’s results since we closed the acquisition on August 29. DBA contributed approximately €63 million ($81 million) in sales and approximately €6 million ($8 million) in operating profit, excluding charges, to our third quarter results. DBA is a typical European company in the sense that European companies usually carry higher gross margins and higher SG&A rates. In DBA’s case, it has gross margins in the upper-40% range with SG&A costs, as a percent of sales, in the upper-30% to low-40% range. Despite only contributing one month of results, DBA, excluding charges, had an outsized impact on our gross margin and SG&A rate in the third quarter. Our gross margin increased 190 basis points over last year, excluding charges, with DBA accounting for approximately 60 basis points of the increase, while our SG&A rate increased 120 basis points, excluding charges, with approximately 90 basis points attributable to DBA. Q: What are the current business trends for DBApparel and what is factored into your 2014 guidance? A: For the fiscal year ended June 2014, DBA had approximately €650 million in sales and approximately €40 million in operating profit. At an exchange rate of €1.00:US$1.25, this would equate to roughly $813 million in sales and approximately $50 million in operating profit. For 2014, we estimate DBA could contribute €220 million to €240 million in sales and approximately €20 million in operating profit, excluding charges. At an exchange rate of €1.00:US$1.25, this would equate to $275 million to $300 million in sales and approximately $25 million in operating profit. Looking at the fourth quarter, we expect DBA to contribute €155 million to €175 million ($194 million to $219 million) in sales and approximately €14 million ($17 million) in operating profit, excluding charges. As previously indicated, DBA should have a positive effect on our gross margin and a negative effect on our SG&A rate. Inherent in our guidance, on a year-over-year basis and excluding charges, is the assumption that a full quarter impact from DBA could add roughly 170 basis points to our fourth quarter gross margin and add roughly 270 basis points to our SG&A rate, resulting in a drag on our overall fourth quarter operating margin of approximately 90 to 100 basis points. Q: Has the depreciation in the euro relative to the U.S. Dollar impacted your long-term returns and/or profit goals for DBApparel? A: The after-tax IRR of the transaction should not be impacted by fluctuations in the euro currency because the entire transaction was completed in euros – we bought the Company in euros, we borrowed in euros and we are using their free cash flow, which is in euros, to repay the debt. Within the next three to four years, we continue to believe that we can more than double DBA’s operating profit and that the acquisition should be able to contribute $1.00 to earnings per share, excluding charges. Q: Can you reconcile your expectation for DBApparel to add $0.20 to 2014 EPS for four months of financial contribution with your expectation for DBApparel to add $0.25 to 2015 EPS for a full twelve months of financial contribution? Does this imply there is upside to your initial 2015 EPS estimate for DBA? A: There are two items that have resulted in a disproportionate EPS contribution in 2014. The first is we will only have four months of interest expense in 2014 from the new debt incurred to fund this transaction compared with a full twelve months of interest expense in 2015. The second is due to the timing of the acquisition closing as DBApparel generates approximately half of their operating profit in the year-end holiday season of September through December. With respect to the 2015 contribution from DBA, simply normalizing the 2014 contribution for a full year implies there could be a slightly higher EPS contribution than the initial $0.25 we provided on June 25. However, we have only just begun our integration planning for DBA, so we will provide any updates to our 2015 outlook when appropriate.

4 Q: What is the expected financial contribution of the DBApparel acquisition? A: Once synergies are fully realized, which we currently estimate will be within three to four years, we believe DBA should annually add $125 million to operating profit, $1.00 a share to earnings, and $125 million to cash flow from operations. Q: How confident are you that you will be able to achieve $1.00 per share in accretion by year three or four and where are the synergies coming from? A: We believe we can deliver the $1.00 per share accretion within three to four years. The sources of synergies are: (1) grafting our disciplined Innovate-to-Elevate strategy onto their existing business; and, (2) leveraging our global supply chain, especially by internalizing third-party sourced production. Q: Can you share with us your specific synergy plans and how you expect them to unfold – SG&A versus COGS? A: Now that the acquisition has closed, we have begun our process of developing a detailed integration plan, which we expect to finalize in early 2015 (this is in contrast to Maidenform where we were able to make significant progress on our integration planning in the two to three months prior to closing the acquisition). While we do not have a detailed plan at this point, we know the general strategies of how we would add value through the acquisition of DBApparel. First, we will run the business with a branded consumer-focused mindset. Innerwear businesses with strong brands and leading market shares should have operating margins at least in the teens, not single digits. This is where our disciplined Innovate-to-Elevate strategy comes in – it will provide the path to better margins. Second, we see a competitive advantage and can generate higher margins by self-manufacturing most of our products in our core categories and programs, not sourcing from third-party manufacturers as DBApparel does for certain core categories and programs. When you combine both of these strategies, we believe we can create revenue synergy opportunities, strengthen the business in their core markets, and double the profitability of the business in three to four years, moving their operating margin from single digits to the mid-teens. Q: Where do you expect the supply chain leverage to come from? Will you close facilities in developed countries? A: We do not have specific plans as of yet, but we see opportunities with internalization of production that is now outsourced and by leveraging our joint R&D capabilities. With respect to internalization, DBA predominantly sources intimate apparel and men’s underwear products from third parties, where we predominantly self-manufacture these products. Internalizing many of these products can lead to better margin structures. For hosiery, the two companies’ operations follow a similar model in developed countries (in fact, we still run hosiery automation developed by DIM in Autun). We knit and sometimes finish hosiery in the United States with some finishing work done in lower-wage regions, such as Central America. Likewise, DBA knits hosiery in France and Germany and performs additional finishing work in France and lower-wage countries. This structure seems to work as well for DBA in Europe as it does for us in the United States. In terms of R&D, both organizations have complementary strengths in R&D. By focusing these joint capabilities through our disciplined consumer-driven Innovate-to-Elevate process, we should be able to further develop platform innovations for many years to come.

5 Q: What is grafting Innovate-to-Elevate onto their business actually mean? A: Applying our Innovate-to-Elevate strategy allows us to maximize the value of a branded consumer-focused business. Innovate-to-Elevate maximizes three of the competitive strengths we have in our business: 1) Brand Power, 2) Platform Innovation, and 3) Global Supply Chain Leverage with an emphasis on internal manufacturing. When we are able to combine these strengths at the same time, we are able to unlock the ability to elevate our brands in the marketplace, better meet the needs of our retailers and consumers, and generate a higher average price per unit and lower cost per unit. Applying the Innovate-to-Elevate strategy to the DBApparel business would drive sustainable margin expansion across its strong brand portfolio and market geography. More specifically, Brand Power gives us pricing flexibility, consumer trust to try new innovations, and expansion potential across channels of trade and geographies. For Innovation Platforms, we follow a disciplined consumer packaged goods process to meet long-term consumer needs through big R&D-driven platforms supported by proven advertising and marketing. Internalizing production in our Global Supply Chain gives us tremendous ability to manufacture at low cost and apply scale to maximize our margins. Q: Does this provide a platform to expand your brands into Europe and vice versa? Is this the revenue synergy opportunity? A: The revenue synergies will come from focusing on efforts in Europe that leverage all three aspects of our Innovate-to- Elevate strategy, just as we do elsewhere: building brand power, introducing platform innovations, and leveraging our combined global supply chain with a focus on self-manufacturing. DBApparel already primarily has the No.1 position in their markets, and the DIM brand already has a dominant share, so there is little need or opportunity to cross- introduce our brands into their geography, and vice versa. We do have the potential to cross-pollinate product ideas and R&D expertise. Q: How will the earnings per share contribution trend progress from $0.25 in 2015 to $1.00 within three or four years? A: We will be able to provide more detail once we have a detailed integration plan in place. While the details are still being developed, the progression will be a function of generating value by grafting our disciplined Innovate-to-Elevate strategy onto their existing business and leveraging our global supply chain, especially by internalizing third-party sourced production. Q: Excluding the purchase price, what are the total costs associated with the DBApparel acquisition? And what portion will be cash-based? A: We will provide more detail once we have a detailed integration plan in place. Q: What drove the timing of this deal? A: We began conversations with Sun Capital in February 2014. We believe that we are the logical strategic buyer to re- unite these two former sister companies. We negotiated exclusively with Sun Capital and were able to announce our intention to acquire the business, provided consultation with employee works councils is completed and customary closing conditions are met. Q: How did you fund this acquisition? A: We used a combination of offshore cash on hand and €363 million in issued debt.

6 Q: Can you provide any insight into DBApparel’s financial performance? A: DBA currently generates roughly €650 million in annual revenue but with only a mid-single-digit operating margin. Our intention is to focus on DBA’s profitable core. As we graft our Innovate-to-Elevate strategy onto their business and leverage our global supply chain, we believe we can grow their core revenue and increase operating margins to the mid-teens within three to four years. Q: When is the transaction expected to close? A: The transaction closed on August 29.

7 Maidenform-related FAQ Q: Now that you’ve owned Maidenform for over a year, can you highlight any positives or negative surprises and where you may have some opportunity? A: The strategic rationale for this acquisition remains compelling. Inherent in our 2014 guidance are the actions we’ve taken to get Maidenform down to its core profitable base of around $500 million in sales. For 2014 we are now estimating approximately $45 million in operating profit contribution, excluding actions. We are now managing Maidenform as part of our core business, and going forward it will be considered as such. Within three years, we’ve talked about taking operating profit, excluding actions, to $80 million driven by SG&A synergies, supply chain synergies, and grafting Innovate-to-Elevate onto the business. Cost savings from headcount reductions should be fully realized in Q4 of 2014 and into 2015. From a supply chain perspective, we began to internalize manufacturing for Maidenform products in July of 2014 and we should begin to see those benefits in the P&L in 2015, just as we had planned. We are very excited about grafting the Innovate-to-Elevate process to that business and have already integrated our two design organizations. They are diligently working on platform innovations for the Maidenform brand that will launch at retail in late 2015. Overall, we feel great about the Maidenform acquisition and what it can contribute to sales and margins for 2014 and beyond. Q: What are your plans for Maidenform’s current product line-up? A: Maidenform’s brands fit right in the heart of our contemporary, younger brands, forming a nice balance against our classic brands of Bali, Playtex and Just My Size. Looking at our overall Intimates business, we now have a stronger number two position in bras and a No. 1 position in shapewear. We are beginning to see the opportunities to drive our Innovate-to-Elevate strategy through the entire Maidenform portfolio. We will focus their innovation on fewer but bigger “platform initiatives,” beginning to advertise these platforms to build brand power, and as these platforms gain scale, internalizing them into our supply chain to substantially improve margins. Q: What is your strategy for bringing the various brands together? For example, do you plan to offer only certain brands to certain customers? A: We plan to foster long-term growth opportunities by combining the respective capabilities of the portfolios and cross- introducing new products. Shortly after closing we went to market with our key retailers to begin refining assortments and positioning with our full portfolio of Classic and Contemporary brands; the response from our retailers has been uniformly positive. Q: Do you plan to consolidate their outlet store footprint within your existing footprint? A: We have no plans to close their retail outlets stores and will continue to focus on four-wall profitability within our retail business.

8 # # # Cautionary Statement Concerning Forward-Looking Statements This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “intend,” “anticipate,” “plan,” “continue” or similar expressions. In particular, among others, statements about the HanesBrands acquisition of Maidenform and DBApparel (the “acquisitions”), including integration plans and the expected impact of the acquisitions on HanesBrands’ sales, earnings, operating profit and cash flow from operations, are forward-looking statements. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management, expressed in good faith. However, there can be no assurance that the expectation or belief will result or will be achieved or accomplished, and actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to our ability to achieve expected synergies and successfully complete the integration of Maidenform and DBApparel and the level of expenses and other charges related to the acquisition. For further information regarding the risks associated with HanesBrands’ business, please refer to our most recent Securities and Exchange Commission reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q, as well as in the investors section of our corporate website at www.Hanes.com/investors. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All forward-looking statements speak only as of the date hereof. We undertake no obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.